UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[Amendment No. _____]

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Materials under §240.14a-12

EN2GO INTERNATIONAL, INC.

(Name of Registrant as Specified in Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EN2GO INTERNATIONAL, INC.

2921 West Olive Ave.

Burbank, California 91505

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AUGUST 1, 2008

To Our Stockholders:

The Annual Meeting of Stockholders of En2Go International, Inc. (the “Company”) will be held on August 1, 2008, at 10:00 a.m., local time, at 2921 West Olive Ave., Burbank, California, for the purpose of considering and taking action on the following proposals:

1.

To elect four directors to the Board of Directors to hold office for a one-year term.

2.

To ratify and approve the Amended and Restated En2Go International, Inc. 2007 Stock Plan.

3.

To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

A copy of the Company’s annual report on Form 10-KSB for the fiscal year ended August 31, 2007 containing important information about the Company is included with the proxy materials.

All stockholders are cordially invited to attend the meeting.  No admission ticket or other credentials will be necessary.  Only stockholders of record at the close of business on July 9, 2008 are entitled to notice of and to vote at the meeting.

Holders of at least a majority of the shares of common stock outstanding on the Record Date must be represented in person or by proxy at the meeting in order to constitute a quorum for the transaction of business.

Your vote is important.  Regardless of whether you expect to attend the meeting, we request that you mark, sign, date and promptly return the accompanying proxy card.  Stockholders attending the meeting may vote in person even if they have returned a proxy.

If you are a stockholder of record, you will find enclosed a proxy card or cards and an envelope in which to return the card(s). Whether or not you plan to attend this meeting, please sign, date and return your enclosed proxy card(s), as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. You can revoke your proxy anytime before the Annual Meeting and issue a new proxy as you deem appropriate. You will find the procedures to follow if you wish to revoke your proxy on page 3 of the Proxy Statement. Your vote is very important.

By Order of the Board of Directors

/s/ Paul E. Fishkin

Paul E. Fishkin

President

Burbank, California

July 15, 2008

EN2GO INTERNATIONAL, INC.

2921 West Olive Ave.

Burbank, California 91505

PROXY STATEMENT

Annual Meeting of Stockholders

The accompanying proxy is solicited on behalf of the Board of Directors of En2Go International, Inc. (“En2Go,” the “Company,” “we,” “us” and “our”) to be voted at the Annual Meeting of Stockholders to be held on August 1, 2008, at 10:00 a.m., local time, at the Company’s offices located at 2921 West Olive Ave., Burbank, California, and at any adjournments or postponements thereof.  All duly executed proxies will be voted at the Annual Meeting in accordance with the directions set forth thereon.

In addition to this solicitation, officers, directors, and regular employees of the Company, who will receive no additional compensation for such services, may solicit proxies by mail, by telephone, or in person.  No specially engaged employees or solicitors will be retained for proxy solicitation purposes. All expenses of this solicitation, including the costs of preparing and mailing this proxy statement and the reimbursement of brokerage firms and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of shares, will be paid for by the Company.  This proxy statement and the accompanying proxy are being mailed to stockholders on or about July 15, 2008, together with a copy of En2Go’s annual report on Form 10-KSB for the year ended August 31, 2007.

Officers and directors holding an aggregate of 25,875,000 shares of Common Stock, or approximately 50.6% of the issued and outstanding shares on the record date, have indicated their intent to vote in favor of all proposals.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  THEREFORE, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We have sent you this proxy statement and the enclosed proxy card because the Board of Directors of En2Go International, Inc. is soliciting your proxy to vote at the 2008 Annual Meeting of Stockholders. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

We intend to mail this proxy statement and accompanying proxy card on or about July 15, 2008 to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on July 9, 2008 will be entitled to vote at the Annual Meeting.  On this record date, there were 51,150,000 shares of common stock, $0.00001 par value per share, outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on July 9, 2008 your shares were registered directly in your name with our transfer agent, Signature Stock Transfer, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on July 9, 2008 your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting.  As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are two matters scheduled for a vote:

(1) Election of four directors; and

(2) Approval of the Amended and Restated En2Go International, Inc. 2007 Stock Plan.

How do I vote?

You may either vote “For” all the nominees for director or you may withhold your vote from any nominee you specify.  For the other matter to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

•

To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•

To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided.  If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from En2Go. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of July 9, 2008.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the election of all four nominees for director and “For” the approval of the Amended and Restated En2Go International, Inc. 2007 Stock Plan. If any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

En2Go will pay for the entire cost of soliciting proxies.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. You may revoke your proxy in any one of three ways:

•

You may submit another properly completed proxy card with a later date.

•

You may send a timely written notice that your are revoking your proxy to the Company’s Secretary at 2921 West Olive Ave., Burbank, California 91505

•

You may attend the Annual Meeting and vote in person.  Simply attending the Annual Meeting will not, by itself, revoke your proxy.

When are stockholder proposals due for next year’s Annual Meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by March 16, 2009, to our Secretary at 2921 West Olive Street, Burbank, California, 91505. If you wish to submit a proposal that is not to be included in next year’s proxy materials or nominate a director, you must do so no later than the close of business on May 20, 2009.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and (with respect to proposals other than the election of directors) “Against” votes, abstentions and broker non-votes.  Abstentions and broker non-votes will not be counted towards the vote total for any proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

What are broker non-votes?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote. Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee cannot vote the shares with respect to such matters because the nominee does not have discretionary voting power.

How many votes are needed to approve each proposal?

For the election of directors, the four nominees receiving the most “For” votes from the holders of votes of shares present in person or represented by proxy and entitled to vote on the election of directors will be elected. Broker non-votes will have no effect.

To be approved, Proposal 2 (approving the Amended and Restated En2Go International, Inc. 2007 Stock Plan) must receive “For” votes from the holders of a majority of shares present at the Annual Meeting, either in person or by proxy. Broker non-votes will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding a majority of the outstanding shares are present at the meeting in person or represented by proxy. On the record date, there were 51,150,100 shares of common stock outstanding and entitled to vote.

Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of the shares present in person or represented by proxy at the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting.  Final voting results will be published in our annual report on Form 10-K for the fiscal year ended August 31, 2008.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board has nominated four directors for election at the 2008 Annual Meeting, to hold office until the next annual meeting of the Company’s stockholders and until their successors have been duly elected and qualified. Each of the nominees is currently serving as a director of the Company, has consented to being named in this proxy statement and to continue to serve if elected.  Unless you specify otherwise, your signed proxy will be voted in favor of each of the nominees.  If any of the nominees is unable to serve as a director, your proxy may be voted for another person nominated by the Board to fill that vacancy, or the Board may reduce the number of directors to be elected.

Required Vote

The four nominees for director receiving the highest number of affirmative votes of the shares present or represented and entitled to vote for them shall be elected as directors.  Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect in the election of directors under Nevada law.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

THAT YOU VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR.

Directors and Nominees for Director

Listed below are the four directors nominated for re-election at the Annual Meeting, each of whom is currently a director of the Company and one of whom is an officer and a director of the Company. None of the Company’s directors has been determined to be “independent” within the meaning of NASDAQ Marketplace Rule 4200 (15).

			Held
Name	Age	Title	Position Since
Paul E. Fishkin	64	President, Chief Executive Officer, Chief	July 2007
		Financial Officer, Secretary, Treasurer and Director
Tolga F. Katas	41	Director	July 2007
Bruce Schmidt	55	Director	September 2006
Steve Wozniak	57	Director	January 2008

_________________________

Certain biographical information with respect to each of the nominees is set forth below.

Paul E. Fishkin, President, CEO, CFO, Secretary, Treasurer and Director

Mr. Fishkin graduated from the Philadelphia College of The Sciences with a Bachelor of Science in Pharmacy.  He began his music career in January of 1971 as an assistant to Albert Grossman, Bearsville Records founder.  In March of 1973 he was elevated to President and co-owner of Bearsville.  He signed and oversaw development of the recording careers of Todd Rundgren and Foghat. He also co-managed Todd Rundgren from 1973-1976.  He resigned from Bearsville in December 1979.  In January 1980 Mr. Fishkin co-founded Modern Records.  He exclusively signed and oversaw the solo recording career of multi-platinum artist, Stevie Nicks, recorded Natalie Cole, and developed the gold artist, Poe.  He also co-managed Rosie O’Donnell in 1984-1985 and co-managed Twisted Sister and Kix from 1989 to 1993 with Mark Puma of Freefall Mgmt.  Mr. Fishkin resigned from Modern Records in April of 1997.  Mr. Fishkin was an A & R Consultant from 1998 -2000 for Doug Morris (Chairman of Universal Music Group), and from January 2001 to April of 2002, was a consultant for film director, Tom Shadyac for his record label, 333 Music.   Mr. Fishkin founded Fishkin Entertainment Inc. in May of 1997 and was its CEO/President until he resigned in December of 2006. Fishkin Entertainment was a record production company and artist management company that was first located at 6535 Wilshire Blvd, Los Angeles, CA, and in 2002, moved to 4128 Colfax Ave. Studio City, California. Mr. Fishkin’s job was to sign musical talent to either a recording contract or management contract, and obtain distribution deals or recording contracts with major distribution.  In December of 2003 he signed the artist Hush to a recording contract with Geffen Records.  On January 31, 2007 Mr. Fishkin incorporated En2Go, Inc. (“En2Go Nevada”) with Tolga F. Katas and Christine Marie.  Mr. Fishkin is also president, treasurer and a director of En2Go Nevada.

Tolga F. Katas Founder, Director

Mr. Katas began his career in music as the founder of Futura Records.  He was its President and CEO from February 1988 until December 1993.  In August of 1994, he founded Summit Entertainment.  Mr. Katas was a record producer and executive for both Summit and Futura, garnering numerous chart successes and awards.  He resigned from Summit in December of 1997.  In April 1998, he founded Dayinvestor.com, one of the first financial web sites.  He resigned in November 2002.  He was the owner of Tolga Media from March 1985 to July 2005.  He founded TFK Media, Inc. in May 1999 and was its President until August 2003. For these companies, he produced shows and provided network development services for television clients.  He developed numerous successful productions for both independent and major companies.  In January 2003, he founded a website named En2go.com to develop new concepts and unique software applications for Industry, with an emphasis in entertainment. On January 31, 2007, Mr. Katas incorporated En2go Nevada with Paul E. Fishkin and Christine Marie.  Mr. Katas is also a director of En2Go Nevada.

Bruce Schmidt, Director.

Bruce Schmidt brings over twenty-seven years of strategic planning and management consulting experience to the Company. With a background in physics and education from the University of British Columbia, he has acted as a consultant and has served on the Board of Directors for a variety of Canadian biotech/hightech and venture capital companies between 1992 through 2005 including: Prescient Neuropharma Inc. (TSX- “PNO”) as President, Chief Executive Officer and Director; Alda Pharmaceuticals Corp. (TSX-”APH”) as Director; Biophage Pharma Inc. (TSX-”BUG”) as Corporate Secretary and Director; Strategic Merchant Bancorp, Ltd (TSX-”SMB”) as a Director; VP Media Group Ltd. (TSX- “DVD.H”) as Director and Aitchison Capital, Inc. (TSX-”TTI”) as a Director.  Mr. Schmidt has also been involved with a number of non-profit Canadian organizations including: the Canadian Networks of Centers of Excellence, the Canadian Healthcare Licensing Association, the British Columbia Biotechnology Alliance (BC Biotech), B.C. Nanotechnology Alliance, British Columbia’s Integrated Technology Initiative and the New Economy and Adoption of Technologies Group of the British Columbia Securities Commission. Since May of 1996, Mr. Schmidt has been working as a Life-Sciences Management consultant under his own consulting company, RJS Management in Vancouver, BC. RJS Management provides executive counsel to hightech/biotech companies in the areas of business strategy, marketing and strategic partnering.

Steve Wozniak, Director

Mr. Wozniak, “Woz,” is a Silicon Valley icon and philanthropist, best known for shaping the personal computer industry by inventing the first personal computer, and co-founding Apple Computer in 1976 with Apple Inc.’s Steve Jobs.  After co-founding Apple Computer, Mr. Wozniak introduced the Apple II personal computer, featuring a central processing unit, a keyboard, color graphics and a floppy disk drive.  For his achievements at Apple Computer, Mr. Wozniak was awarded the national Medal of Technology by the President of the United States in 1985.  In 2000, Mr. Wozniak was inducted into the Inventors Hall of Fame and was awarded the prestigious Heinz Award for Technology.  Since leaving Apple in 1985, Mr. Wozniak has been involved in various business and philanthropic ventures, focusing primarily on computer capabilities in schools and stressing hands-on learning and encouraging creativity for students.  He founded the Electronic Frontier Foundation and was a founding sponsor of the Tech Museum, Silicon Valley Ballet and the Children’s Discovery Museum of San Jose, California.  He is currently Executive Vice President, Chief Technology Officer and Chief Visionary Officer for Jazz Technologies Inc., a producer of analog and mixed-signal semiconductor devices using specialty process technologies, including silicon germamium processes.  Mr. Wozniak is a published author with the release of his autobiography, “iWoz: From Computer Geek to Cult Icon,” in September 2006 by Norton Publishing.

Board of Director Meetings and Committees

During the 2007 fiscal year, the Board of Directors held one special meeting, discussed the business and affairs of the Company informally on several occasions throughout the year and took actions pursuant to written consents in lieu of meetings.  The special meeting was attended by all directors.

The Board of Directors has not appointed any standing committees.  There is no separately-designated standing audit committee and the entire Board of Directors acts as the Company’s audit committee.  The Board of Directors does not have an independent “financial expert” because it does not believe the scope of the Company’s activities to date has justified the expenses involved in obtaining such a financial expert.  In addition, the Company’s Common Stock is not listed on a national exchange and the Company is not subject to the special corporate governance requirements of any such exchange.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of equity securities of the Company.  Officers, directors, and greater than 10% stockholders are required to furnish the Company with copies of all Section 16(a) forms they file. Based on the copies of the reports and other written assurances provided to it, the Company believes that all reports required by Section 16(a) for transactions during the 2007 fiscal year were timely filed except that the following reports were filed late: (i) the Form 4 for Paul E. Fishkin, President and CEO, filed November 16, 2007; (ii) the Form 4 for Tolga F. Katas, Director, filed November 16, 2007; (iii) the Form 3/A for Paul E. Fishkin, President and CEO, filed on December 14, 2007;  (iv) the Form 3/A for Kevin R. Griffith, principal stockholder, filed on December 14, 2007;  and (v) the Form 3/A for Tolga F. Katas, Director, filed on December 14, 2007.

Code of Ethics

The Company has adopted a Code of Ethics that applies to its executive officers, including its principal executive, financial and accounting officers.  A copy of the Company’s Code of Ethics is included as an exhibit to the Company’s 2007 Form 10-KSB and a copy will be provided to any stockholder upon written request to the Secretary of the Company.

Directors’ Attendance at Annual Meetings and Stockholder Communications with Directors

The Company’s policy is to encourage members of its Board of Directors to attend annual stockholder meetings, but such attendance is not required.  The Company did not hold an annual meeting in 2007.

Stockholders may communicate with the Board of Directors or any individual director by sending written communications addressed to the Board of Directors, or any individual director, c/o Paul E. Fishkin, President, En2Go International, Inc., 2921 West Olive Avenue, Burbank, California 91505.  All communications will be compiled by Mr. Fishkin and forwarded to the Board of Directors or any individual director, as appropriate. In order to facilitate a response to any such communication, the Company’s Board of Directors suggests, but does not require, that any such submission include the name and contact information of the stockholder submitting the communication.

Nomination of Directors

The Company does not currently have a standing nominating committee and the Company’s entire Board of Directors performs the functions that would customarily be performed by a nominating committee.  The Board of Directors does not believe a separate nominating committee is required at this time due to the size and scope of the Company’s business operations and the limited resources of the Company.

The Company’s stockholders may recommend candidates for nomination as directors.  Any such recommendations should include the nominee’s name, home and business addresses and other contact information, detailed biographical data, and qualifications for board membership, along with information regarding any relationships between the candidate and the Company within the last three fiscal years.  Any such recommendations should be sent to: En2Go International, Inc., 2921 West Olive Ave., Burbank, California 91505, Atten:  President.

There have been no recommended nominees from the Company’s stockholders.  The Company pays no fees to third parties for evaluating or identifying potential nominees.

Director Compensation

During the 2007 fiscal year, our directors did not receive any compensation for serving in their capacity as directors.  As discussed below, Tolga Katas, a director, is also an employee of the Company pursuant to an employment agreement and receives an annual salary of $90,000 per year, incentive compensation as determined by the Board and the reimbursement of expenses incurred in connection with the Company’s business.  During the 2007 fiscal year, Mr. Katas was paid $75,665 by the Company.  In addition, as discussed elsewhere herein, subsequent to the end of the Company’s 2007 fiscal year, the Company granted to each of Mr. Fishkin and Mr. Katas stock options under the Amended and Restated En2Go International, Inc. 2007 Stock Plan entitling them to acquire up to 1,000,000 shares of the Company’s common stock at an exercise price of $1.00 per share.  Such options will be rescinded if Proposal No. 2 is not approved by the stockholders.  Subsequent to the end of the 2007 fiscal year, the Company also authorized the payment of a $100,000 bonus to Mr. Katas.  In connection with the appointment of Steve Wozniak to the Company’s board of directors in January 2008, the Company agreed to issue Mr. Wozniak 1,000,000 shares of the Company’s common stock however, as of the date hereof, such shares had not been issued.

Executive Compensation

During our fiscal year ended August 31, 2007, we had two named executive officers, Paul Fishkin, our President, Chief Executive and Chief Financial Officer and Bruce Schmidt, our former President, Chief Executive Officer and Chief Financial Officer, who resigned from such positions in July 2007.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total

Paul E. Fishkin President, CEO, CFO(1)	2007	$75,665	-	-	-	-	-	$75,665

Bruce Schmidt Former President, CEO and CFO(2)	2007	$-	-	-	-	-	-	$-

(1)

Mr. Fishkin became an executive officer of the Company in July 2007 at the time of the En2Go Nevada acquisition. The annual compensation shown in this table includes the amount Mr. Fishkin received from En2Go Nevada prior to the consummation of the Company’s acquisition of En2Go Nevada in a reverse acquisition transaction.

(2)

Mr. Schmidt resigned from all officer positions with the Company in July 2007 at the time of the En2Go Nevada acquisition.  Mr. Schmidt did not receive any compensation for his services.

Equity Compensation Plans

As of the end of the Company’s fiscal year on August 31, 2007, we did not have in effect any compensation plans under which equity securities of the Company were authorized for issuance and we did not have any outstanding stock options.  As reported in the current report on Form 8-K filed on November 16, 2007, subsequent to the end of our 2007 fiscal year, our board of directors adopted the Amended and Restated En2Go International, Inc. 2007 Stock Plan and authorized 7,500,000 shares for issuance thereunder.  The Board also granted stock options to each of Paul Fishkin and Tolga Katas entitling them to purchase up to 1,000,000 shares of our common stock at an exercise price of $1.00 per share under such plan.

During our 2007 fiscal year, We did not provide our officers or directors with medical insurance or other similar employee benefits, although we may do so in the future.  We also did not have in effect during our 2007 fiscal year any retirement, pension, profit sharing, or insurance or medical reimbursement plans covering our officers or directors.

Employment Agreements

Paul E. Fishkin.  In connection with the En2Go Nevada acquisition, we approved an employment agreement with Paul E. Fishkin, which was entered into concurrently with the completion of the acquisition. The employment agreement was effective as of July 13, 2007.  Under the terms of the agreement, Mr. Fishkin agreed to continue as EN2Go’s President, Chief Executive Officer and Director.  Pursuant to the agreement, Mr. Fishkin will receive an annual base salary of not less than $90,000 per year, incentive compensation as determined by the Board and reimbursement of all ordinary and reasonable out-of-pocket business expenses he incurs.  The agreement is for an initial term ending July 13, 2008 and automatically renews each year thereafter unless terminated by either party by written notice given at least 180 days prior to the expiration of the agreement. We may terminate the agreement for cause (as defined in the agreement).

Tolga F. Katas.  In connection with the En2Go Nevada acquisition, we approved an employment agreement with Tolga F. Katas, which we entered into concurrently with the completion of the acquisition. The employment agreement was effective as of July 13, 2007. Prior to the agreement, Mr. Katas received no annual compensation.  Under the terms of the agreement, Mr. Katas agreed to continue as a Director.  Pursuant to the agreement, Mr. Katas will receive an annual base salary of not less than $90,000 per year, incentive compensation as determined by the Board and reimbursement of all ordinary and reasonable out-of-pocket business expenses he incurs.  The agreement is for an initial term ending July 13, 2008 and automatically renews each year thereafter unless terminated by either party by written notice given at least 180 days prior to the expiration of the agreement. We may terminate the agreement for cause (as defined in the agreement).

The termination or severance payments for Mr. Fishkin and Mr. Katas will be set forth at a future date as determined by the board of directors.

Certain Relationships and Related Transactions

During the 2007 fiscal year, the Company utilized office space at the residence of its president at no charge to the Company.  Subsequent to the end of the 2007 fiscal year, the Company relocated its offices to 2921 West Olive Avenue, Burbank, California, which space is leased from an unrelated third party.

On June 8, 2007, the Company, then named Medusa Style Corporation, entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with En2Go Nevada and its stockholders, Paul E. Fishkin, Kevin R. Griffith and Tolga F. Katas.  Pursuant to the Share Exchange Agreement, on July 16, 2007, we acquired all the issued and outstanding shares of En2Go Nevada in exchange for 27,800,000 shares of our common stock and En2Go Nevada became a wholly owned subsidiary of the Company.   In addition, concurrently with the closing of the transactions contemplated by the Share Exchange Agreement, a former principal stockholder of the Company transferred 10,750,000 shares of the Company’s common stock to the three stockholders of En2Go Nevada.  Following the completion of such transactions, the Company had a total of 49,800,000 shares of common stock issued and outstanding, of which 38,550,000 shares or 77.4% were held by the former stockholders of En2Go Nevada.  As a result of this transaction, Messrs. Fishkin, Griffith and Katas became the beneficial owners of approximately 77.4% of our outstanding capital stock.

Bruce Schmidt, a stockholder and former officer of the Company previously loaned the Company $31,649 for expenses paid on behalf of the Company.  The amount due was non-interest bearing, had no stated terms of repayment and was unsecured.  Such amount was repaid in full during the 2007 fiscal year.

Determination of Executive Compensation

The Company does not currently have a standing compensation committee and the Company’s entire Board of Directors performs the functions that would customarily be performed by a compensation committee.  The Board of Directors does not believe a separate compensation committee is required at this time due to the size and scope of the Company’s business operations and the limited resources of the Company.  The Board consists of four persons, none of whom may be considered to “independent,” and such persons make all determinations with regard to compensation of the Company’s executives and directors.  The Company’s President and Chief Executive Officer is a member of the Board and participates in the determination of management compensation although he abstains from voting with regard to his own compensation.

The Board of Director’s goals with respect to executive officers are to provide compensation sufficient to attract, motivate and retain executives of outstanding ability, performance, and potential, and to establish and maintain an appropriate relationship between executive compensation and the creation of stockholder value. To meet these goals, the Board has to date created executive compensation packages that are based on a mix of salary, bonus and equity awards.  The Board believes that the most effective compensation program is one that provides competitive base pay, rewards the achievement of performance goals and objectives, and provides an incentive for retention.  The President and CEO makes recommendations to the Board from time to time with regard to executive and director compensation matters.  The Board has not retained any compensation consultants to date to assist it in determining or recommending the amount of executive compensation.

Overall, the Board seeks to provide total compensation packages that are competitive in terms of total potential value to the Company’s executives, and that are tailored to the unique characteristics of the Company in order to create an executive compensation program that will adequately reward the Company’s executives for their roles in creating value for its stockholders. The philosophy of the Board is (i) to provide competitive levels of compensation that integrate pay with the individual executive’s performance and the Company’s performance goals; (ii) to motivate key executives to achieve strategic business goals and reward them for their achievement; (iii) to provide compensation opportunities and benefits that are comparable to those offered by other companies in the entertainment industry, thereby allowing us to compete for and retain talented executives who are critical to our long-term success; and (iv) to align the interests of key executives with the long-term interests of stockholders and the enhancement of stockholder value through the granting of stock options.  The compensation of our executive officers is currently comprised of annual base salary, an annual incentive bonus to be determined by the Board, and long term performance incentives in the form of such option grants under the stock option plan that is being submitted to the stockholders for their consideration at the Annual Meeting.

The 2007 annual base compensation for Paul Fishkin, our President and Chief Executive Officer, was set forth in Mr. Fishkin’s employment agreement, which was negotiated by Mr. Fishkin and the prior management of the Company in connection with the Company’s acquisition of En2Go Nevada of which Mr. Fishkin was a founder.  Mr. Fishkin is paid an annual base salary of $90,000, which the Board believes is below the industry norm for persons with Mr. Fishkin’s qualifications and experience.  Subsequent to the end of the 2007 fiscal year, the Board authorized the grant to Mr. Fishkin of stock options entitling him to purchase up to 1,000,000 shares of the Company’s common stock at an exercise price of $1.00 per share, which was fully vested on the date of grant.  Mr. Fishkin may also earn an annual bonus as determined by the Board.

OTHER INFORMATION

Principal Stockholders

The following table sets forth as of July 9, 2008, the record date, the number of shares of the Company’s common stock, par value $0.00001, owned of record or beneficially by each person known to be the beneficial owner of 5% or more of the issued and outstanding shares of the Company’s common stock, and by each of the Company’s officers and directors, and by all officers and directors as a group.  On such date there were 51,150,000 shares of the Company’s common stock issued and outstanding.

		Number of
Name(1)	Shares Owned	Percent of Class

Principal Stockholders
Kevin R. Griffith(2)	12,350,000	24.14%
4539 N. Vintage Drive
Provo, Utah 84604

Officers and Directors
Paul E. Fishkin(3)	13,725,000	26.3%

Tolga F. Katas(4)	13,850,000	26.6%

Bruce Schmidt	300,000	0.6%

Steve Wozniak(5)	-	-

All Officers and Directors	27,875,000	52.4%
as a Group (4 persons)(3)(4)(5)

________________________________

(1)

Unless otherwise indicated, all shares are held beneficially and of record by the person indicated. Unless otherwise indicated, the address for each person in this table is 2921 West Olive Avenue, Burbank, California 91505.

(2)

Includes 12,000,000 shares owned of record by Galileo Partners, LLC, a Colorado limited liability company, which the Company believes may be deemed to beneficially owned by Mr. Griffith as a result of his status as the manager of such company.

(3)

Includes currently exercisable stock options entitling Mr. Fishkin to acquire 1,000,000 shares of the Company’s common stock.  In calculating the percentage interest of such stockholder, the number of the Company’s issued and outstanding shares of common stock has been increased by the number of stock options held by such person.

 (4)

Includes currently exercisable stock options entitling Mr. Katas to acquire 1,000,000 shares of the Company’s common stock.  In calculating the percentage interest of such stockholder, the number of the Company’s issued and outstanding shares of common stock has been increased by the number of stock options held by such person.

(5)

In connection with the appointment of Steve Wozniak to the Company’s board of directors, the Company agreed to issue Mr. Wozniak 1,000,000 shares of the Company’s common stock however, as of the date hereof, such shares had not been issued.

PROPOSAL 2

APPROVAL OF AMENDED AND RESTATED EN2GO INTERNATIONAL, INC.  2007 STOCK PLAN

The Amended and Restated En2Go International, Inc. 2007 Stock Plan (the “Plan”) was originally authorized and approved by the Company’s board of directors on November 12, 2007 and was amended and restated effective July 1, 2008.  A total of 7,500,000 shares of the Company’s Common Stock have been authorized for issuance under the Plan.

Subsequent to the end of  the 2007 fiscal year, we granted options to Paul Fishkin, our President, CEO and a director, and to Tolga F. Katas, a director, entitling each of them to purchase 1,000,000 shares at an exercise price of $1.00 per share.  No other stock options have been granted under the Plan.  If the Plan is not approved by the Company’s stockholders, the Plan will be terminated and such option grants will be rescinded.

The following summary description of the Plan is qualified in its entirety by reference to the full text of the Plan, a copy of which is included as Appendix A to this proxy statement.

Stockholders are requested in this Proposal 2 to approve the Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the meeting will be required to approve the Plan. For purposes of this vote, abstentions and broker non-votes will not be counted for any purpose in determining whether this matter has been approved.

Certain of the more material terms and provisions of the Plan are summarized below. This summary, however, does not purport to be a complete description of the Plan. The Plan is included as Appendix A in this proxy statement and may be accessed from the SEC’s website at www.sec.gov. The following summary is qualified in its entirety by reference to the complete text of the Plan. Any stockholder that wishes to obtain a copy of the actual plan document may do so by written request to: Corporate Secretary, En2Go International, Inc., 2921 West Olive Ave., Burbank, California 91505.

The essential features of the Plan are outlined below:

General

The Plan provides for the grant of incentive stock options, nonstatutory stock options, stock purchase awards, stock bonus awards and other forms of equity compensation (collectively, the “stock awards”).

Incentive stock options granted under the Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or the “Code.” Non-statutory stock options granted under the Plan are not intended to qualify as incentive stock options under the Code. See “Federal Income Tax Information” for a discussion of the tax treatment of stock awards.

Purpose

The purpose of the Plan is to offer selected individuals an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing shares of the Company’s Common Stock.  The Plan provides for the ability for the Company to issue stock options and restricted stock awards. Stock options may be either incentive stock options, as defined in Section 422A of the Internal Revenue Code of 1986 (which we refer to as the Code), or non-qualified stock options.

Administration

Our Board has chosen not to designate an administrative committee and has assumed all responsibility of the committee under the plan. Subject to the provisions of the Plan, the Board has the authority to construe and interpret the Plan, to determine the persons to whom and the dates on which awards will be granted, the number of shares of common stock to be subject to each stock award, the time or times during the term of each stock award within which all or a portion of the award may be exercised, the exercise, purchase, or strike price of each stock award, the type of consideration permitted to exercise or purchase each stock award, and other terms of the stock awards.

Subject to the terms of the Plan, the Board is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of the Company common stock to which awards will relate, specify times at which awards will be exercisable or settleable, set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the Plan and make all other determinations that may be necessary or advisable for the administration of the Plan.

Eligibility

The persons eligible to receive awards under the Plan are the Company’s employees, outside directors, officers and consultants who are selected to participate in the Plan by the Committee described below.

Stock Subject to the Plan

Under the Plan, the total number of shares of the Company’s common stock that may be subject to the granting of awards under the Plan equals 7,500,000 shares. This share reserve consists of 7,500,000 shares subject to approval of the stockholders at the Annual Meeting. The Board is authorized to adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) in the event of a subdivision of the outstanding common stock, a declaration of a dividend payable in shares of common stock, a declaration of an extraordinary dividend  payable in a form other than shares of common stock in an amount that has a material effect on the fair market value of the common stock, a combination or consolidation  of the outstanding common stock into a lesser number of shares, a recapitalization, a spin-off, a reclassification or a similar occurrence as it deems appropriate.

Terms of Options

Options may be granted under the Plan pursuant to stock option agreements. The following is a description of the permissible terms of options under the Plan. Individual stock option agreements may be more restrictive as to any or all of the permissible terms described below.

Exercise Price.  The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of grant and, in some cases may not be less than 110% of such fair market value. The exercise price of nonstatutory options may not be less than 100% of the fair market value of the stock on the date of grant.

Consideration.  The exercise price of options granted under the Incentive Plan may, at the discretion of the Board, be paid in (a) cash or check, (b) by delivery of other shares of the Company’s common stock, (c) by delivery of a full recourse promissory note; or (d) pursuant to a broker-assisted cashless exercise.

Vesting.  The Board will determine the vesting and/or exercisability provisions of each option granted under the Incentive Plan, and such provisions will be set forth in the applicable award agreement. Once exercisable, an option will remain exercisable until the expiration or earlier termination of the option.

Term.  The maximum term of options granted under the Plan is 10 years, except that in certain cases the maximum term is five years.

Termination of Service.  Options under the Plan generally terminate three (3) months after termination of a participant’s service unless (a) termination is due to the participant’s disability, in which case the option may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 6 months of termination; (b) the participant dies before the participant’s service has terminated, in which case the option may be exercised (to the extent the option was exercisable at the time of the participant’s death) within 12 months of the participant’s death by the person or persons to whom the rights to such option have passed; or (c) the option by its terms specifically provides otherwise.

Restrictions on Transfer.  A participant in the Incentive Plan may not transfer an option other than by will, by the laws of descent and distribution, or pursuant to a beneficiary designation.

Terms of Stock Awards

Stock purchase or stock bonus awards may be granted under the Plan pursuant to stock purchase or stock bonus award agreements.

Purchase Price.  The purchase price for stock to be offered under the Plan shall be not less than 100% of the fair market value of such shares except in the case of outright grants.

Consideration.  The consideration for stock offered under the Plan may, at the discretion of the Board, be paid in (a) past services rendered to the Company,  (b) cash or check, (c) by delivery of other shares of the Company’s common stock, or (d) by delivery of a full recourse promissory note.

Vesting.  Shares of stock acquired under a stock bonus award may, but need not, be subject to forfeiture to us in accordance with a vesting schedule as determined by the Board.

Right of First Refusal/Restrictions on Transfer.  Any shares awarded or sold under the Plan may be subject to such special rights of first refusal and other transfer restrictions as may be determined by the Board.

Corporate Transactions; Changes in Control

In the event of a change in control, all outstanding stock awards under the Plan may be assumed, continued or substituted for by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue or substitute such stock awards, then (i) with respect to any such stock awards that are held by individuals then performing services for us or our affiliates, the vesting and exercisability provisions of such stock awards will be accelerated in full and such awards will be terminated if not exercised prior to the effective date of the corporate transaction; and (ii) all other outstanding stock awards will be terminated if not exercised prior to the effective date of the corporate transaction.

A change in control will be deemed to occur in the event of (i) the sale, transfer or other disposition or all or substantially all the Company’s assets or (ii) a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company prior to such merger, consolidation or other reorganization own immediately after such transaction 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity.

Unless the applicable stock option or stock purchase agreement provides otherwise, any stock purchase rights shall become vested as follows if the Company is subject to a Change in Control before the employee’s service terminates: (i) upon a Change of Control that involves an initial public offering of the Company’s stock, 50% of all shares subject to such option or purchase agreement shall become vested; and (ii) upon the occurrence of any other Change in Control, 100% of such shares shall become vested. The acceleration of a stock award in the event of certain significant corporate transactions or a change in control may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of us.

Duration, Termination and Amendment

The Plan became effective on November 12, 2007, the date it was adopted by the Board, subject to stockholder approval.  The Plan was amended and restated effective July 1, 2008.  In the event the Company’s stockholders fail to approve the Plan within 12 months after its adoption by the Board, any grants of options or sales or awards of common stock that have already occurred shall be rescinded and no additional grants, sales or awards shall be made thereafter under the Plan.  If the Plan is approved by the Company’s stockholders at the Annual Meeting, the Plan will terminate on November 11, 2017 unless sooner terminated.  The Board may suspend or terminate the Plan without stockholder approval or ratification at any time.

The Board may amend the Plan at any time or from time to time. However, no amendment will be effective unless approved by our stockholders if the amendment would (i) increase the number of shares available for issuance under the Plan or (ii) materially changes the class of persons who are eligible for the grant of incentive stock options. The Board may submit any other amendment to the Plan for stockholder approval.

Federal Income Tax Information

The following is a summary of the principal United States federal income taxation consequences to employees and the Company with respect to participation in the Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Incentive Stock Options.  Incentive stock options granted under the Plan are intended to be eligible for the favorable federal income tax treatment accorded “incentive stock options” under the Code. There generally are no federal income tax consequences to the participant or us by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may give rise to or increase alternative minimum tax liability for the participant.

If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option was granted and more than one year after the date the option was exercised for those shares, any gain or loss on a disposition of those shares (a “qualifying disposition”) will be a long-term capital gain or loss. Upon such a qualifying disposition, we will not be entitled to any income tax deduction.

Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a ”disqualifying disposition”), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock’s fair market value on the date of exercise over the exercise price or (ii) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, generally we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m), and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs.

Non-statutory Stock Options, Restricted Stock Purchase Awards and Stock Bonuses.  There generally are no tax consequences to the participant or us by reason of the grant of these awards. Upon acquisition of the stock under any of these awards, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock under Section 83(b) of the Code. With respect to employees, we are generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

Potential Limitation on Company Deductions.  Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of “outside directors” and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders.

Stock units and stock bonus awards will qualify as performance-based compensation under the Treasury Regulations only if (i) the award is granted by a compensation committee comprised solely of “outside directors,” (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount — or formula used to calculate the amount — payable upon attainment of the performance goal). The Company intends to comply with these regulations with respect to performance-based compensation that it may award.

Required Vote

The affirmative vote of a majority of the Company’s shares represented and voting at the Annual Meeting is required to authorize and approve the Plan.  Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes.  Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Management recommends that stockholders vote “FOR” the proposal.

INDEPENDENT AUDITORS

The Board of Directors has appointed Chisholm, Bierwolf & Nilson LLC (“CB&N”), independent auditors, as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2008.  We do not intend to request that stockholders ratify this selection. CB&N has audited our financial statements since August 31, 2007. Due to the time and expense involved, we do not expect that representatives of Chisholm, Bierwolf & Nilson LLC will be present in person at the 2007 Annual Meeting but such representatives will be available by telephone to respond to appropriate questions from stockholders.

As reported in our current report on Form 8-K filed on November 16, 2007, as amended by the Form 8-K/A filed on December 6, 2007, on November 5, 2007, the Company determined to change its principal independent registered public accounting firm because of the new location of the Company.  Accordingly, on November 9, 2007, the firm of Vellmer & Chang, Chartered Accountants (“Vellmer & Chang”), was dismissed as the Company’s principal independent registered accounting firm and the Company engaged a new principal independent registered public accounting firm to audit its financial statements for the fiscal year ended August 31, 2007.

Vellmer & Chang’s reports on the Company’s financial statements as of and for the fiscal years ended August 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that its reports for the fiscal years ended August 31, 2006 and 2005 each contained an explanatory paragraph regarding the Company’s ability to continue as a going concern.

The Company’s Board of Directors recommended and approved the decision to change the Company’s principal independent registered public accounting firm.

In connection with its audit for the fiscal years ended August 31, 2006 and 2005 and during the subsequent interim period through November 9, 2007, there were: (1) no disagreements with Vellmer & Chang on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Vellmer & Chang, would have caused Vellmer & Chang to make reference to the subject matter of the disagreements in connection with its reports; and (2) no events of the type listed in paragraph (B) of Item 304(a)(1)(iv) of Regulation S-B.

On November 5, 2007, the Company engaged CB&N as its new principal independent registered accounting firm to audit the Company’s financial statements for the fiscal year ended August 31, 2007.  The Company’s Board of Directors recommended and approved the engagement of CB&N.

During the Company’s fiscal years ended August 31, 2006 and 2005 and through November 5, 2007, the Company did not consult CB&N with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instructions to that Item) or a reportable event (as described in Item 304(a)(1)(iv)(B) of Regulation S-B).

During the fiscal years ended August 31, 2007 and 2006, fees for services provided by Vellmer & Chang were as follows:

	Fiscal Year Ended
	August 31,
	2007	2006

Audit Fees	$0	$3,182
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0

Total	$0	$3,182

During the fiscal year ended August 31, 2007, fees for services provided by CB&N were as follows:

Fiscal Year Ended
August 31, 2007

Audit Fees	$7,500
Audit-Related Fees	0
Tax Fees	0
All Other Fees	0

Total	$7,500

“Audit Fees” consisted of fees billed for services rendered for the audit of the Company’s annual financial statements, review of financial statements included in the Company’s quarterly reports on Form 10-QSB, and other services normally provided in connection with statutory and regulatory filings.  “Audit-Related Fees” consisted of fees billed for due diligence procedures in connection with acquisitions and divestitures and consultation regarding financial accounting and reporting matters.  “Tax Fees” consisted of fees billed for tax payment planning and tax preparation services.  “All Other Fees” consisted of fees billed for services in connection with legal matters and technical accounting research.

Pre-Approval of Audit Services

The Board’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Board regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Board may also pre-approve particular services on a case-by-case basis.

The Board has determined that the rendering of the services other than audit services by CB&N is compatible with maintaining the principal accountant’s independence.

ADDITIONAL MATTERS

Annual Report

Our Annual Report on Form 10-KSB for the fiscal year ended August 31, 2007, is enclosed herewith.  Additional copies of such report are available to the Company’s stockholders upon request.

Stockholder Proposals for 2009 Annual Meeting

If you wish to raise a matter before the stockholders at the 2009 annual meeting, you must notify the Secretary in writing not later than March 16, 2009 (120 days before the date on which we first mailed proxy materials for this year’s meeting as set forth on Page 1 hereof).  Please address your notices to Corporate Secretary, En2Go International, Inc., 2921 West Olive Ave., Burbank, California 91505. Our management will have discretionary authority to vote against any stockholder proposal presented at the next annual meeting if notice was not submitted to the Secretary by May 20, 2009 (45 days before the date on which we first mailed proxy materials for this year’s meeting).

Other Matters

At this time, the Board of Directors knows of no other matter that will be brought before meeting.  However, if any other matters are properly brought before the meeting or any postponement or adjournment thereof, the proxy holders named in the accompanying proxy intend to vote the proxies on such matters in accordance with their best judgment.

Exhibits

The following documents are included as exhibits to this proxy statement:

Exhibit A  En2Go International, Inc. 2007 Stock Option Plan

By Order of the Board of Directors

/s/ Paul E. Fishkin

Paul E. Fishkin

President

Burbank, California

July 15, 2008

EXHIBIT A TO PROXY STATEMENT

AMENDED AND RESTATED

EN2GO INTERNATIONAL, INC.

2007 STOCK PLAN

ADOPTED EFFECTIVE NOVEMBER 12, 2007

As Amended and Restated effective July 1, 2008

AMENDED AND RESTATED EN2GO, INTERNATIONAL, INC.

2007 STOCK PLAN

SECTION 1.

Establishment And Purpose.

The purpose of the Plan is to offer selected individuals an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company’s Stock.  The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under Section 422 of the Code.

Capitalized terms are defined in Section 12.

SECTION 2.

Administration.

(a)

Committees of the Board of Directors.  The Plan may be administered by one or more Committees.  Each Committee shall consist of one or more members of the Board of Directors who have been appointed by the Board of Directors.  Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it.  If no Committee has been appointed, the entire Board of Directors shall administer the Plan.  Any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee (if any) to whom the Board of Directors has assigned a particular function.

(b)

Authority of the Board of Directors.  Subject to the provisions of the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan.  All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Purchasers, all Optionees and all persons deriving their rights from a Purchaser or Optionee.

SECTION 3.

Eligibility.

(a)

General Rule.  Only Employees, Directors, Officers and consultants shall be eligible for the grant of Options or the direct award or sale of Shares.  Only Employees shall be eligible for the grant of ISOs.

(b)

Ten-Percent Stockholders.  Notwithstanding the provisions of Section 3(a) hereof, an individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be granted an ISO unless  (i) the Exercise Price of such ISO is at least 110% of the Fair Market Value of the Stock on the date of grant, and  (ii) such ISO by its terms is not exercisable after the expiration of five years from the date of grant.  For purposes of this Subsection (b), in determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

(c)

Section 162(m) Limitation.  Notwithstanding the provisions of subsection 3(a) hereof and subject to the provisions of Section 8 relating to adjustments upon changes in the shares of the Company’s Stock, no Employee shall be eligible to be granted Options or to receive other awards under this Plan covering more than an aggregate of Two Million (2,000,000) shares of Stock during any calendar year.

SECTION 4.

Stock Subject To Plan.

(a)

Basic Limitation.  Shares offered under the Plan may be authorized but unissued Shares or treasury Shares.  The aggregate number of Shares that may be issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed 7,500,000 Shares, subject to adjustment pursuant to Section 8.  The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan.  The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

(b)

Additional Shares.  In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan.  In the event that Shares issued under the Plan are reacquired by the Company pursuant to any right of first refusal, such Shares shall again be available for the purposes of the Plan, except that the aggregate number of Shares which may be issued upon the exercise of ISOs shall in no event exceed 7,500,000 Shares (subject to adjustment pursuant to Section 8).

SECTION 5.

Terms And Conditions Of Awards Or Sales.

(a)

Stock Purchase Agreement.  Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company.  Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Purchase Agreement.  The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

(b)

Duration of Offers and Nontransferability of Rights.  Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 30 days after the grant of such right was communicated to the Purchaser by the Company.  Such right shall not be transferable and shall be exercisable only by the Purchaser to whom such right was granted.

(c)

Purchase Price.  The Purchase Price of Shares to be offered under the Plan shall not be less than 100% of the Fair Market Value of such Shares, and a higher percentage may be required by Section 3(b).  Subject to the preceding sentence, the Purchase Price shall be determined by the Board of Directors at its sole discretion.  The Purchase Price shall be payable in a form described in Section 7.

(d)

Withholding Taxes.  As a condition to the purchase of Shares, the Purchaser shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

(e)

Restrictions on Transfer of Shares and Minimum Vesting.  Any Shares awarded or sold under the Plan shall be subject to such special rights of first refusal and other transfer restrictions as the Board of Directors may determine.  Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

(f)

Accelerated Vesting.  Unless the applicable Stock Purchase Agreement provides otherwise, any stock purchase rights shall become vested if the Company is subject to a Change in Control before the Purchaser’s Service terminates.  The terms of vesting are the following: (i) upon the occurrence of a Change of Control that involves an initial public offering of the Company’s stock, 50% of all Shares shall become vested; and (ii) upon the occurrence of any other Change of Control, 100% of all Shares shall become vested.

SECTION 6.

Terms And Conditions Of Options.

(a)

Stock Option Agreement.  Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company.  Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Option Agreement.  The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

(b)

Number of Shares.  Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8.  The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

(c)

Exercise Price.  Each Stock Option Agreement shall specify the Exercise Price.  The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, and a higher percentage may be required by Section 3(b).  The Exercise Price of a Nonstatutory Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant, and a higher percentage may be required by Section 3(b).  Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Board of Directors at its sole discretion.  The Exercise Price shall be payable in a form described in Section 7.

(d)

Withholding Taxes.  As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise.  The Optionee shall also make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

(e)

Exercisability.  Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable.

(f)

Accelerated Exercisability.  Unless the applicable Stock Option Agreement provides otherwise, all of an Optionee’s Options shall become exercisable in full if (i) the Company is subject to a Change in Control before the Optionee’s Service terminates, (ii) such Options do not remain outstanding, (iii) such Options are not assumed by the surviving corporation or its parent and (iv) the surviving corporation or its parent does not substitute options with substantially the same terms for such Options.

(g)

Basic Term.  The Stock Option Agreement shall specify the term of the Option.  The term shall not exceed 10 years from the date of grant, and a shorter term may be required by Section 3(b).  Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire.

(h)

Nontransferability.  No Option shall be transferable by the Optionee other than by beneficiary designation, will or the laws of descent and distribution.  An Option may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative.  No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during the Optionee’s lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

(i)

Termination of Service (Except by Death).  If an Optionee’s Service terminates for any reason other than the Optionee’s death, then the Optionee’s Options shall expire on the earliest of the following occasions:

(i)

The expiration date determined pursuant to Subsection (g) above;

(ii)

The date three months after the termination of the Optionee’s Service for any reason other than Disability, or such later date as the Board of Directors may determine; or

(iii)

The date six months after the termination of the Optionee’s Service by reason of Disability, or such later date as the Board of Directors may determine.

The Optionee may exercise all or part of the Optionee’s Options at any time before the expiration of such Options under the preceding sentence, but only to the extent that such Options had become exercisable before the Optionee’s Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee’s Service terminated (or vested as a result of the termination).  The balance of such Options shall lapse when the Optionee’s Service terminates.  In the event that the Optionee dies after the termination of the Optionee’s Service but before the expiration of the Optionee’s Options, all or part of such Options may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee’s Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee’s Service terminated (or vested as a result of the termination).

(j)

Leaves of Absence.  For purposes of Subsection (i) above, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

(k)

Death of Optionee.  If an Optionee dies while the Optionee is in Service, then the Optionee’s Options shall expire on the earlier of the following dates:

(i)

The expiration date determined pursuant to Subsection (g) above; or

(ii)

The date 12 months after the Optionee’s death.

All or part of the Optionee’s Options may be exercised at any time before the expiration of such Options under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee’s death or became exercisable as a result of the death.  The balance of such Options shall lapse when the Optionee dies.

(l)

No Rights as a Stockholder.  An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by the Optionee’s Option until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

(m)

Modification, Extension and Assumption of Options.  Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price.  The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee’s rights or increase the Optionee’s obligations under such Option.

(n)

Restrictions on Transfer of Shares and Minimum Vesting.  Any Shares issued upon exercise of an Option shall be subject to such special rights of first refusal and other transfer restrictions as the Board of Directors may determine.  Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

(o)

Accelerated Vesting. Unless the applicable Option Agreement provides otherwise, any Options shall become vested if the Company is subject to a Change in Control before the Purchaser’s Service terminates.  The terms of vesting are the following: (i) upon the occurrence of a Change of Control that involves an initial public offering of the Company’s stock, 50% of all Shares shall become vested; and (ii) upon the occurrence of any other Change of Control, 100% of all Shares shall become vested.

SECTION 7.

Payment For Shares.

(a)

General Rule.  The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this Section 7.

(b)

Surrender of Stock.  To the extent that a Stock Option Agreement so provides, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee.  Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Option is exercised.  The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

(c)

Services Rendered.  At the discretion of the Board of Directors, Shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award.

(d)

Promissory Note.  To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, all or a portion of the Exercise Price or Purchase Price (as the case may be) of Shares issued under the Plan may be paid with a full-recourse promissory note.  However, the par value of the Shares, if newly issued, shall be paid in cash or cash equivalents.  The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon.  The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code.  Subject to the foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

(e)

Exercise/Sale.  To the extent that a Stock Option Agreement so provides, and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

(f)

Exercise/Pledge.  To the extent that a Stock Option Agreement so provides, and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

SECTION 8.

Adjustment Of Shares.

(a)

General.  In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Stock, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a spin-off, a reclassification or a similar occurrence, the Board of Directors shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 4, (ii) the number of Shares covered by each outstanding Option or (iii) the Exercise Price under each outstanding Option.

(b)

Mergers and Consolidations.  In the event that the Company is a party to a merger or consolidation, outstanding Options shall be subject to the agreement of merger or consolidation.  Such agreement, without the Optionees’ consent, may provide for:

(i)

The continuation of such outstanding Options by the Company (if the Company is the surviving corporation);

(ii)

The assumption of the Plan and such outstanding Options by the surviving corporation or its parent;

(iii)

The substitution by the surviving corporation or its parent of options with substantially the same terms for such outstanding Options; or

(iv)

The cancellation of such outstanding Options without payment of any consideration.

(c)

Reservation of Rights.  Except as provided in this Section 8, an Optionee or Purchaser shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class.  Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option.  The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 9.

Securities Law Requirements.

(a)

General.  Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded.

(b)

Financial Reports.  The Company each year shall furnish to Optionees, Purchasers and stockholders who have received Stock under the Plan its balance sheet and income statement, unless such Optionees, Purchasers or stockholders are key Employees whose duties with the Company assure them access to equivalent information.  Such balance sheet and income statement need not be audited.

SECTION 10.

 No Retention Rights.

Nothing in the Plan or in any right or Option granted under the Plan shall confer upon the Purchaser or Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Purchaser or Optionee) or of the Purchaser or Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 11.

 Duration and Amendments.

(a)

Term of the Plan.  The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company’s stockholders.  In the event that the stockholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, any grants of Options or sales or awards of Shares that have already occurred shall be rescinded, and no additional grants, sales or awards shall be made thereafter under the Plan.  The Plan shall terminate automatically 10 years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

(b)

Right to Amend or Terminate the Plan.  The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan which increases the number of Shares available for issuance under the Plan (except as provided in Section 8), or which materially changes the class of persons who are eligible for the grant of ISOs, shall be subject to the approval of the Company’s stockholders.  Stockholder approval shall not be required for any other amendment of the Plan.

(c)

Effect of Amendment or Termination.  No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination.  The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 12.

 Definitions.

(a)

“Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

(b)

“Change in Control” shall mean:

(i)

The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

(ii)

The sale, transfer or other disposition of all or substantially all of the Company’s assets.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(c)

“Code” shall mean the Internal Revenue Code of 1986, as amended.

(d)

“Committee” shall mean a committee of the Board of Directors, as described in Section 2(a).

(e)

“Company” shall mean En2Go International, Inc., a Nevada corporation.

(g)

“Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

(h)

“Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(i)

“Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.

(j)

“Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith.  Such determination shall be conclusive and binding on all persons.

(k)

“ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.

(l)

“Nonstatutory Option” shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

(m)

“Officer” shall mean any person who is an officer of the Company, a Parent or a Subsidiary.

(n)

“Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(o)

“Optionee” shall mean an individual who holds an Option.

(p)

“Outside Director” shall mean a member of the Board of Directors who is not an Employee.

(q)

“Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(r)

“Plan” shall mean this En2Go International, Inc. 2007 Stock Plan.

(s)

“Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Board of Directors.

(t)

“Purchaser” shall mean an individual to whom the Board of Directors has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

(u)

“Service” shall mean service as an Employee, Officer or Outside Director.

(v)

“Share” shall mean one share of Stock, as adjusted in accordance with Section 8 (if applicable).

(w)

“Stock” shall mean the Common Stock of the Company, par value $0.00001 per share.

(x)

“Stock Option Agreement” shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to the Optionee’s Option.

(y)

“Stock Purchase Agreement” shall mean the agreement between the Company and a Purchaser who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

(z)

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

SECTION 13.

 Execution.

To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.

En2Go International, Inc.

By:   /s/ Paul E. Fishkin

Title:  President and

Chief Executive Officer

FORM OF PROXY

En2Go International, Inc.

2921 West Olive Ave.

Burbank, California 91505

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby nominates, constitutes and appoints each of Paul E. Fishkin and Tolga F. Katas as the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of En2Go International, Inc. which the undersigned is entitled to represent and vote at the Annual Meeting of Stockholders of the Company to be held on August 1, 2008, at 10:00 a.m., at 2921 West Olive Ave., Burbank, California, and at any postponement(s) or adjournment(s) thereof, as fully as if the undersigned were present and voting at the meeting, as follows:

THE DIRECTORS RECOMMEND A VOTE “FOR” ALL PROPOSALS

1.

To elect Paul E. Fishkin, Tolga F. Katas, Bruce Schmidt and Steve Wozniak as directors of the Company to serve until the next annual meeting of the Company’s stockholders and until their respective successors have been duly elected and qualified.

☐   FOR

☐   AGAINST

☐   ABSTAIN

INSTRUCTION: To withhold authority to vote or an individual nominee(s), write that nominee’s name(s) in the space provided below: ______________________________________________________________________________________

______________________________________________________________________________________

2.

To authorize and approve the Amended and Restated En2Go International, Inc. 2007 Stock Plan

☐   FOR

☐   AGAINST

☐   ABSTAIN

3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement(s) or adjournment(s) thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2.

IMPORTANT - PLEASE SIGN DATE AND RETURN PROMPTLY.

DATED: ___________________________________

___________________________________________

Signature(s)

Please sign exactly as you name appears hereon.  Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should state their full titles as such.

PLEASE COMPLETE THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.  IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES.  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.